Victory Portfolios

Victory Fund for Income

Supplement dated October 28, 2015

to the Summary Prospectus dated March 1, 2015 (“Prospectus”)

This Prospectus is being revised to reflect a change in the name of the Fund.

1.              Effective October 28, 2015, the Fund’s name is changed to the:  Victory INCORE Fund for Income

2.              The following paragraph replaces the information under the section “Investment Adviser” found on page 5 of the Prospectus:

Victory Capital Management Inc. serves as the Fund’s investment adviser. The portfolio managers primarily responsible for day to day management of the Fund are members of the Adviser’s INCORE Investments investment team (referred to as an investment franchise).

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.